Class A Shares – GAMAX
Institutional Class Shares - GAMIX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Goodwood SMID Cap Discovery Fund
(formerly the Caritas All-Cap Growth Fund)
A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 July 15, 2014
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at www.goodwood-funds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The Goodwood SMID Cap Discovery Fund (the "Fund") seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts are available from your financial professional and in the section "Purchasing Shares" in the prospectus and the section "Additional Purchase and Redemption Information" in the Fund's statement of additional information:
Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed; charged upon any redemption of shares within 60 days of the issuance of such shares)	None	None

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	2.42%	2.42%
Acquired Fund Fees and Expenses[2]	0.05%	0.05%
Total Annual Fund Operating Expenses	3.97%	3.72%
Fee Waiver and/or Expense Limitation[3]	1.97%	1.97%
Net Annual Fund Operating Expenses	2.00%	1.75%
1.  The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.  "Acquired Fund Fees and Expenses" are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund.  For the most recent fiscal year, acquired fund fees and expenses are calculated to be 0.05% of the Fund's net assets.  Since the change in investment advisors of the Fund (October 31, 2013), acquired fund fees and expenses are estimated to be 0.01% of the Fund's net assets.
3.  The Fund's administrator has entered into a Fund Accounting and Administration Agreement with the Fund that runs through October 1, 2015.  The agreement can only be terminated prior to that date at the discretion of the Fund's Board of Trustees.  The Fund's administrator receives payments under the agreement at a maximum annual rate of 0.45%.  In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Fund's administrator, also through October 1, 2015, under which it has agreed to (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $39 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement.  These measures are intended to limit the Fund's operating expenses to 1.70% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees.  The Fund's net expense ratio will be higher than 1.70% to the extent the Fund incurs expenses excluded from this arrangement.   The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$644	$1,433	$2,238	$4,326
Institutional	$178	$956	$1,754	$3,840
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 345.83% of the average value of its portfolio, due largely to the change in advisors for the Fund.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to achieve its investment objective by investing primarily in a portfolio of common stocks of companies that the Fund's investment advisor, Goodwood Advisors, LLC (the "Advisor"), believes have above-average future growth potential relative to their peers, using risk adjusted metrics as a comparative baseline.
The Fund invests in small and mid-cap companies traded on any United States stock exchange or over-the-counter market ("Universe"). The Universe is not limited by industry segmentation or sector.
The Advisor generally selects common stocks based on fundamental, bottom up research. The Advisor focuses on those companies it believes have strong business history and prospects for the future; marketable products that stand out in their respective markets; and proven and capable management teams.
The Fund will utilize stop loss thresholds of 20% or less, except in the case where the Advisor feels the threshold has been breached due to abnormal market conditions unrelated in the longer term to the stock in question. The Advisor establishes target valuations which it believes constitute fair value given market conditions, and will generally sell Fund positions when those securities meet that target price range.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
Common Stock Risk.  Investments by the Fund in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund's portfolio) may decline regardless of their long-term prospects.  The Fund's performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The experience of the portfolio managers is discussed in "Management of the Fund – Investment Advisor."
Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that facilitates the Administrator's assumption of the Fund's regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund's expenses.

PERFORMANCE INFORMATION
The bar chart and tables shown below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Advisor Class Shares from year to year and by showing how the Fund's average annual total returns compare to that of a broad-based securities market index.  It should be noted that the performance reflected below reflects that of the prior investment advisor, Caritas Capital, LLC. The Fund's current advisor, Goodwood Advisors, LLC, assumed responsibility of fund operations on October 31, 2013.The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://www.ncfunds.com/fundpages/925.htm.
Advisor Class Shares
Calendar Year Returns

Quarterly Returns*
Highest and Lowest Returns During This Time Period
Highest return for a quarter	12.27%	Quarter ended March 31, 2013
Lowest return for a quarter	-15.82%	Quarter ended September 30, 2011
Year-to-date return as of most recent quarter	6.34%	Quarter ended June 30, 2014
Sales loads are not reflected in the chart and table above.  If these amounts were reflected, returns would be less than those shown.

Average Annual Total Returns*
Periods Ended December 31, 2013 (returns with maximum sales charge)	Past 1 Year	Since Inception*
Advisor Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	26.17% 8.28% 44.24%	12.33% 7.99% 14.39%
Russell 3000 Growth Index (reflects no deductions for fees and expenses)	34.23%	16.80%
* It should be noted that the performance reflected below reflects that of the prior investment advisor, Caritas Capital, LLC. The Fund's current advisor, Goodwood Advisors, LLC, assumed responsibility of fund operations on October 31, 2013. Advisor Class Shares commenced operations on January 4, 2010.  Institutional Class Shares have not yet commenced operations as of the date of this Prospectus.  Institutional Class Shares would have substantially similar annual returns because both the Advisor Class and Institutional Class Shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Classes have different expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is Goodwood Advisors, LLC.  The Fund's portfolio will be managed on a day-to-day basis by Ryan D. Thibodeaux and Joshua L. Pesses.  Ryan D. Thibodeaux is the President and Lead Portfolio Manager of the Advisor.  Joshua L. Pesses is the Co-Portfolio Manager of the Advisor. Messrs. Thibodeaux and Pesses have managed the Fund since October 2013.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $100,000 for Institutional share purchases, and $2,500 for Class A shares although the minimums may be waived or reduced in some cases.  The minimum subsequent investment is $100.
You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to Goodwood SMID Cap Discovery Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI